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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    NOVEMBER 19, 1998


                            RAMSAY HEALTH CARE, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                        0-13849                    63-087532
 (State or Other                   (Commission                (IRS Employer
 Jurisdiction of                   File Number)             Identification No.)
  Incorporation)


Columbus Center
One Alhambra Plaza, Suite 750
Coral Gables, Florida                                             33134
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (305) 569-6993


                                (Not applicable)
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          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 8.   CHANGE IN FISCAL YEAR.



      On November 19, 1998 the Registrant made a determination to change its fiscal year end from June 30 to December 31.

      The Registrant anticipates that it will file a transition Report on Form 10-K on or before March 31, 1999 covering the transition period of July 1, 1998 through December 31, 1998.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RAMSAY HEALTH CARE, INC.


Date: November 25, 1998          By  /s/ Marcio C. Cabrera
                                   --------------------------------------------
                                   Name: Marcio C. Cabrera
                                   Title:  Executive Vice President and
                                           Chief Financial Officer